UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 2007
Date of Earliest Event Reported: November 29, 2007

ProElite, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-145694	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite1001 Los Angeles, CA 90025		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 526-8700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 29, 2007, ProElite, Inc. issued a press release announcing the Company’s exclusive engagement of IMG Media Ltd., as previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2007. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by ProElite, Inc. on November 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2007	PROELITE, INC. By: /s/ EDWARD HANSON Edward Hanson, Chief Financial Officer